Ex-99.906CERT

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the for the period ended March 31, 2023 of XAI Octagon Floating Rate & Alternative Income Term Trust (the “Company”).

I, Theodore J. Brombach, the President and Principal Executive Officer of the Company, certify that:

(i)	the report on Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(ii)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company for the Period.

Date:	May 24, 2023	/s/ Theodore J. Brombach
Theodore J. Brombach
President and Chief Executive Officer
(Principal Executive Officer)

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the for the period ended March 31, 2023 (the “Period”) of XAI Octagon Floating Rate & Alternative Income Term Trust (the “Company”).

I, Derek J. Mullins, the Treasurer and Principal Financial Officer of the Company, certify that:

(i)	the report on Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(ii)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company for the Period.

Date:	May 24, 2023	/s/ Derek J. Mullins
Derek J. Mullins
Treasurer and Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the XAI Octagon Floating Rate & Alternative Income Term Trust and will be retained by the XAI Octagon Floating Rate & Alternative Income Term Trust and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.